UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 20, 2021
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Avangrid, Inc.
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(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road
Orange,	Connecticut	06477
(Address of principal executive offices)		(Zip Code)
207-629-1190
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition
On July 20, 2021, Avangrid, Inc. (the “Corporation”) issued a press release announcing its financial results for the six-month period ended June 30, 2021. A copy of the Corporation’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01    Regulation FD Disclosure
The Corporation will conduct an audio-only financial presentation on Wednesday, July 21, 2021, beginning at 10:00 a.m. Eastern Time. The Corporation’s executive team will present an overview of the financial results followed by a question and answer session. Interested parties, including analysts, investors and the media, are able to listen live via the internet by logging onto the investor relations section of the Corporation’s website at http://www.avangrid.com.
Pursuant to General Instruction B.2 of Form 8-K and SEC Release No. 33-8176, the information contained in Item 2.02 and 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 20, 2021.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Douglas Stuver
Name:	Douglas Stuver
Title:	Senior Vice President – Chief Financial Officer
Dated: July 20, 2021

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